SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934


       Date of Report (date of earliest event reported): November 30, 2004


                       Nano Superlattice Technology, Inc.
               (Exact name of registrant as specified in charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


      000-50177                                            95-4735252
(Commission File Number)                       (IRS Employer Identification No.)


No. 666, Jhensing Rd., Gueishan Township, Taoyuan County 333, Taiwan, R.O.C.
(Address of principal executive offices)                     (Zip Code)


      Registrant's telephone number, including area code: 011-86-3-3498677

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

     On November 30, 2004, the Registrant entered into definitive subscription agreements for the private offering of an aggregate of 4,971,000 shares (the "Shares") of common stock to individual investors for proceeds of approximately $1.96 million. The Registrant claims an exemption from registration of the Shares under Section 4(2), Regulation D and Regulation S promulgated under the Securities Act of 1933, as amended. The Registrant claims exemption from registration of the Shares and in doing so has relied on certain representations and warranties made by the investors in their respective subscription agreements that they are accredited investors and/or non-US Persons.


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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NANO SUPERLATTICE TECHNOLOGY, INC.


                                    By /s/ Alice Hwang
                                      ----------------------------------
                                    Name:  Alice Hwang
                                    Title: Chief Executive Officer and President

Dated: March 30, 2005


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